Exhibit 99.1

Southland Announces Second Quarter 2025 Results

GRAPEVINE, Texas, August 12, 2025 -- Southland Holdings, Inc. (NYSE American: SLND and SLND WS) (“Southland”), a leading provider of specialized infrastructure construction services, today announced financial results for the quarter ended June 30, 2025.

●	Revenue of $215.4 million for the quarter ended June 30, 2025, compared to $251.5 million for the quarter ended June 30, 2024.

●	Gross profit of $13.4 million for the quarter ended June 30, 2025, compared to $40.0 million in gross loss for the quarter ended June 30, 2024.

●	Gross profit margin of 6.2% for the quarter ended June 30, 2025, compared to (15.9)% gross profit margin for the quarter ended June 30, 2024.

●	Net loss attributable to stockholders of $10.3 million, or $(0.19) per share for the quarter ended June 30, 2025, compared to a net loss attributable to stockholders of $46.1 million, or $(0.96) per share for the quarter ended June 30, 2024.

●	EBITDA of $4.2 million for the quarter ended June 30, 2025, compared to $(49.9) million for the quarter ended June 30, 2024. (1)

●	Backlog of $2.32 billion. (1)

(1)	Please refer to “Non-GAAP Measures” and reconciliations for our non-GAAP financial measures, including, “EBITDA” and “Backlog”

“We continue to be encouraged by the sustained margin improvement in our core business resulting from our disciplined approach to bidding and operations,” said Frank Renda, Southland’s President & Chief Executive Officer. “As we move into the second half of the year, our outlook remains positive. With IIJA and other government spending initiatives in full swing, we are well-positioned to win our fair-share of the opportunities ahead of us.”

2025 Second Quarter Results

Condensed Consolidated Statements of Operations (unaudited)

	Three Months Ended
(Amounts in thousands)	June 30, 2025	June 30, 2024
Revenue	$215,382	$251,512
Cost of construction	202,019	291,534
Gross profit (loss)	13,363	(40,022)
Selling, general, and administrative expenses	13,572	15,680
Operating loss	(209)	(55,702)
Gain on investments, net	59	53
Other income, net	182	1,053
Interest expense	(9,983)	(6,720)
Losses before income taxes	(9,951)	(61,316)
Income tax benefit	(61)	(15,961)
Net loss	(9,890)	(45,355)
Net income attributable to noncontrolling interests	416	722
Net loss attributable to Southland Stockholders	$(10,306)	$(46,077)

Net loss per share attributable to common stockholders
Basic (1)	$(0.19)	$(0.96)
Diluted (1)	$(0.19)	$(0.96)
Weighted average shares outstanding
Basic (1)	54,008,088	48,030,951
Diluted (1)	54,008,088	48,030,951

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the three months ended June 30, 2025, and June 30, 2024, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the three months ended June 30, 2025, was $215.4 million, a decrease of $36.1 million, or 14.4%, compared to the three months ended June 30, 2024. Materials & Paving business contributed $21.7 million to revenue in the three months ended June 30, 2025.

Gross profit for the three months ended June 30, 2025, was $13.4 million compared to gross loss of $40.0 million for the three months ended June 30, 2024. Gross margin increased from (15.9)% to 6.2% for the three months ended June 30, 2025, compared to the three months ended June 30, 2024. Materials & Paving business negatively impacted gross profit by $3.8 million in the three months ended June 30, 2025.

Selling, general, and administrative costs for the three months ended June 30, 2025, were $13.6 million, a decrease of $2.1 million, or 13.4%, compared to the three months ended June 30, 2024. Selling, general, and administrative costs as a percent of revenue were 6.3% for the three months ended June 30, 2025, compared to 6.2% for the three months ended June 30, 2024.

Condensed Consolidated Statements of Operations (unaudited)

	Six Months Ended
(Amounts in thousands)	June 30, 2025	June 30, 2024
Revenue	$454,868	$539,609
Cost of construction	420,025	559,210
Gross profit (loss)	34,843	(19,601)
Selling, general, and administrative expenses	30,037	30,074
Operating income (loss)	4,806	(49,675)
Gain (loss) on investments, net	76	(23)
Other income, net	925	1,589
Interest expense	(18,857)	(12,375)
Losses before income taxes	(13,050)	(60,484)
Income tax benefit	(374)	(15,654)
Net loss	(12,676)	(44,830)
Net income attributable to noncontrolling interests	2,182	1,653
Net loss attributable to Southland Stockholders	$(14,858)	$(46,483)

Net loss per share attributable to common stockholders
Basic (1)	$(0.28)	(0.97)
Diluted (1)	$(0.28)	(0.97)
Weighted average shares outstanding
Basic (1)	53,985,325	47,978,012
Diluted (1)	53,985,325	47,978,012

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the six months ended June 30, 2025, and June 30, 2024, because the inclusion of potential shares of common stock would have been anti-dilutive for the period presented.

Revenue for the six months ended June 30, 2025, was $454.9 million, a decrease of $84.7 million, or 15.7%, compared to the six months ended June 30, 2024. Materials & Paving business contributed $39.8 million to revenue in the six months ended June 30, 2025.

Gross profit for the six months ended June 30, 2025, was $34.8 million compared to gross loss of $19.6 million for the six months ended June 30, 2024. Gross margin increased from (3.6)% to 7.7% for the six months ended June 30, 2025, compared to the six months ended June 30, 2024. Materials & Paving business negatively impacted gross profit by $12.9 million in the six months ended June 30, 2025.

Selling, general, and administrative costs for the six months ended June 30, 2025, were $30.0 million, a decrease of $0.1 million, or 0.1%, compared to the six months ended June 30, 2024. Selling, general, and administrative costs as a percent of revenue were 6.6% for the six months ended June 30, 2025, compared to 5.6% for the six months ended June 30, 2024.

Segment Revenue

	Three Months Ended
(Amounts in thousands)	June 30, 2025		June 30, 2024
Segment	Revenue	% of Total Revenue	Revenue	% of Total Revenue
Civil	$81,530	37.9%	$79,368	31.6%
Transportation	133,852	62.1%	172,144	68.4%
Total revenue	$215,382	100.0%	$251,512	100.0%

	Six Months Ended
(Amounts in thousands)	June 30, 2025		June 30, 2024
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$184,446	40.5%	$163,641	30.3%
Transportation	270,422	59.5%	375,968	69.7%
Total revenue	$454,868	100.0%	$539,609	100.0%

Segment Gross Profit (Loss)

	Three Months Ended
(Amounts in thousands)	June 30, 2025		June 30, 2024
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$14,605	17.9%	$9,160	11.5%
Transportation	(1,242)	(0.9)%	(49,182)	(28.6)%
Gross profit (loss)	$13,363	6.2%	$(40,022)	(15.9)%

	Six Months Ended
(Amounts in thousands)	June 30, 2025		June 30, 2024
		% of Segment		% of Segment
Segment	Gross Profit	Revenue	Gross Profit	Revenue
Civil	$37,236	20.2%	$27,030	16.5%
Transportation	(2,393)	(0.9)%	(46,631)	(12.4)%
Gross profit (loss)	$34,843	7.7%	$(19,601)	(3.6)%

EBITDA Reconciliation

	Three Months Ended		Six Months Ended
(Amounts in thousands)	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net loss attributable to Southland Stockholders	$(10,306)	$(46,077)	$(14,858)	$(46,483)
Depreciation and amortization	5,376	5,572	11,901	11,149
Income tax benefit	(61)	(15,961)	(374)	(15,654)
Interest expense	9,983	6,720	18,857	12,375
Interest income	(802)	(176)	(1,252)	(360)
EBITDA	4,190	(49,922)	14,274	(38,973)

Backlog

(Amounts in thousands)
Balance December 31, 2024	$2,572,912
New contracts, change orders, and adjustments	203,259
Less: contract revenue recognized in 2025	(454,868)
Balance June 30, 2025	$2,321,303

Condensed Consolidated Balance Sheets (unaudited)

	As of
(Amounts in thousands, except share and per share data)	June 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$46,517	$72,185
Restricted cash	16,779	15,376
Accounts receivable, net	158,134	179,320
Retainage receivables	115,529	112,264
Contract assets	500,520	483,181
Other current assets	29,704	19,326
Total current assets	867,183	881,652

Property and equipment, net	108,437	116,328
Right-of-use assets	10,135	14,897
Investments - unconsolidated entities	132,541	126,705
Investments - limited liability companies	2,590	2,590
Investments - private equity	2,580	2,699
Deferred tax asset	57,396	54,531
Goodwill	1,528	1,528
Intangible assets, net	1,180	1,180
Other noncurrent assets	1,698	1,539
Total noncurrent assets	318,085	321,997
Total assets	$1,185,268	$1,203,649

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$221,818	$191,670
Retainage payable	33,662	33,622
Accrued liabilities	75,459	91,515
Current portion of long-term debt	48,895	44,525
Short-term operating lease liabilities	5,886	10,104
Contract liabilities	250,942	249,706
Total current liabilities	636,662	621,142

Long-term debt	229,728	255,625
Long-term operating lease liabilities	9,952	10,791
Deferred tax liabilities	3,138	292
Financing obligations, net	41,476	41,468
Long-term accrued liabilities	58,075	58,075
Other noncurrent liabilities	40,769	40,847
Total long-term liabilities	383,138	407,098
Total liabilities	1,019,800	1,028,240

Commitment and contingencies (Note 6)

Stockholders’ equity
Preferred stock, $0.0001 par value, authorized 50,000,000 shares, none issued and outstanding as of June 30, 2025 and December 31, 2024	-	-
Common stock, $0.0001 par value, authorized 500,000,000 shares, 54,113,036 and 53,936,411 issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	5	5
Additional paid-in-capital	292,744	292,173
Accumulated deficit	(139,476)	(124,618)
Accumulated other comprehensive loss	(2,156)	(3,902)
Total stockholders’ equity	151,117	163,658
Noncontrolling interest	14,351	11,751
Total equity	165,468	175,409
Total liabilities and equity	$1,185,268	$1,203,649

Condensed Consolidated Statement of Cash Flows (unaudited)

	Six Months Ended
(Amounts in thousands)	June 30, 2025	June 30, 2024
Cash flows from operating activities:
Net loss	$(12,676)	$(44,830)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	11,901	11,149
Amortization of deferred financing costs	916	-
Loss on extinguishment of debt	-	111
Deferred taxes	(50)	(15,870)
Share based compensation	692	1,299
Gain on sale of assets	(1,417)	(2,855)
Foreign currency remeasurement (gain) loss	(73)	4
Earnings from equity method investments	(1,503)	(3,150)
TZC investment present value accretion	-	(2,234)
Loss (gain) on trading securities, net	(76)	23
Changes in assets and liabilities:
Accounts receivable	19,516	(64,672)
Contract assets	(16,937)	27,398
Other current assets	(10,378)	3,181
Right-of-use assets	4,763	1,873
Accounts payable and accrued liabilities	12,328	77,204
Contract liabilities	1,222	31,851
Operating lease liabilities	(4,742)	(1,608)
Other	(2,490)	(1,340)
Net cash provided by operating activities	996	17,534

Cash flows from investing activities:
Purchase of property and equipment	(2,885)	(4,232)
Proceeds from sale of property and equipment	3,448	3,206
Contributions to other investments	-	(13)
Distributions from other investments	195	110
Distributions from investees	-	4,161
Capital contribution to unconsolidated investments	-	(250)
Net cash provided by investing activities	758	2,982

Cash flows from financing activities:
Borrowings on revolving credit facility	-	5,000
Payments on revolving credit facility	-	(5,000)
Borrowings on notes payable	-	24,678
Payments on notes payable	(25,150)	(36,910)
Payments of deferred financing costs	(295)	(31)
Pre-payment premium	-	(111)
Payments from related parties	4	138
Payments on finance lease and financing obligations	(539)	(2,656)
Payment of taxes related to net share settlement of RSUs	(121)	(206)
Net cash used in financing activities	(26,101)	(15,098)

Effect of exchange rate on cash	82	(69)

Net increase (decrease) in cash and cash equivalents and restricted cash	(24,265)	5,349
Beginning of period	87,561	63,820
End of period	$63,296	$69,169

Supplemental cash flow information
Cash paid for income taxes	$578	$203
Cash paid for interest	$18,047	$11,970
Non-cash investing and financing activities:
Lease assets obtained in exchange for new leases	$10	$4,272
Assets obtained in exchange for notes payable	$3,016	$16,009
Related party payable exchanged for note payable	$-	$3,797

Conference Call

Southland will host a conference call at 10:00 a.m. Eastern Time on Wednesday, August 13, 2025. The call may be accessed here, or at www.southlandholdings.com. Following the conference call, a replay will be available on Southland’s website.

About Southland

Southland is a leading provider of specialized infrastructure construction services. With roots dating back to 1900, Southland and its subsidiaries form one of the largest infrastructure construction companies in North America, with experience throughout the world. The company serves the bridges, tunnelling, communications, transportation, facilities, marine, steel structures, water and wastewater treatment, and water pipeline end markets. Southland is headquartered in Grapevine, Texas.

For more information, please visit Southland’s website at southlandholdings.com.

Non-GAAP Financial Measures

This press release includes certain unaudited financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including but not limited to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), backlog, and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Southland believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Southland’s financial condition and results of operations. Southland also believes that these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures.

Please see the accompanying table for reconciliations of the following non-GAAP financial measures for Southland’s current and historical results: EBITDA (non-GAAP financial measures) to net income (loss) attributable to common stock.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Southland’s current beliefs, expectations and assumptions regarding the future of Southland’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Southland’s control. Southland’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by Southland in this press release is based only on information currently available to Southland and speaks only as of the date on which it is made. Southland undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Southland Contacts:

Keith Bassano

Chief Financial Officer

kbassano@southlandholdings.com

Alex Murray

Corporate Development & Investor Relations

amurray@southlandholdings.com